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EXHIBIT 99

                                FOURTH AMENDMENT
                             TO REVOLVING CREDIT AND
                               GUARANTY AGREEMENT

                  FOURTH AMENDMENT, dated as of September 30, 2002 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of December 6, 2000, among ARMSTRONG WORLD INDUSTRIES, INC., a Pennsylvania corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan Chase") successor to The Chase Manhattan Bank, each of the other financial institutions party thereto (together with JPMorgan Chase, the "Banks") and JPMORGAN CHASE BANK, as Agent for the Banks (in such capacity, the "Agent") successor to The Chase Manhattan Bank:

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of December 6, 2000, as amended by that certain First Amendment to Revolving Credit and Guaranty Agreement dated as of February 2, 2001, that certain Amendment Letter dated as of February 28, 2001, that certain Second Amendment to Revolving Credit and Guaranty Agreement dated as of May 29, 2001 and that certain Third Amendment to Revolving Credit and Guaranty Agreement dated as of June 4, 2001 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrowers and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

                  2. Section 1.01 of the Credit Agreement is hereby amended by amending the definition of "Maturity Date" in its entirety to read as follows:

                  "Maturity Date" shall mean December 8, 2003.

                  3. The Total Commitment is hereby reduced from $200,000,000 to $75,000,000 with the Total Commitment to be allocated among the Banks as set forth on Annex A hereto. The participations in Letter of Credit Outstandings of the Banks having Commitments from and after the Effective Date will be deemed to have been adjusted accordingly on the Effective Date without further action by any party hereto.

                  4.Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

                  5. Notwithstanding anything contained in the Credit Agreement to the contrary (including, without limitation Section 2.01 thereof), all obligations of the Banks to make Loans to the Borrower shall terminate upon the Effective Date and be of no further force and the Commitments


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shall be available only for Letters of Credit. The Fronting Bank shall continue to issue Letters of Credit pursuant to the terms of the Credit Agreement, as amended hereby, it being understood that the Borrower shall be required to reimburse the Fronting Bank for each draft drawn under a Letter of Credit on the first Business Day following the date of the draw, and to pay interest on such draw as set forth in the Credit Agreement.

                  6. Upon the Effective Date, GMAC Commercial Credit LLC will no longer be a Bank and will have no further Commitment (including, without limitation, in respect of Letters of Credit outstanding at that time).

                  7. Section 5.01(a) to the Credit Agreement is amended in its entirety to read as follows:

                  "(a) within 90 days after the end of each fiscal year, the Borrower's stand alone and the Borrower's consolidated balance sheet and related statement of income and cash flows, showing the financial condition of the Borrower alone and the Borrower and its consolidated Subsidiaries on a consolidated basis, respectively, as of the close of such fiscal year and the results of their respective operations during such year, the consolidated statement of the Borrower to be audited for the Borrower by KPMG LLP or other independent public accountants of recognized national standing acceptable to the Required Banks and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to the Cases or a going concern qualification) and each of the stand alone and consolidated statements to be certified by a Financial Officer of the Borrower to the effect that such financial statements fairly present the financial condition and results of operations of the Borrower alone and the Borrower and its consolidated Subsidiaries on a consolidated basis, respectively, in accordance with GAAP;"

                  8. Notwithstanding anything to the contrary contained in the Credit Agreement, so long as the Borrower and Guarantors hold cash and cash equivalents in an aggregate amount equal to at least 133% of the Total Commitment as modified herein, the Borrower shall not be required to comply with the requirements of Sections 5.01(d), 5.01(e), 5.01(h), 5.01(q) and 5.07 (provided that the Borrower shall give prompt written notice to the Agent if the aggregate amount of such cash and cash equivalents is less than such amount at any time), such that so long as such cash and cash equivalents exceed such amount, the Borrower shall not be required to deliver:

        (i) the unaudited quarterly cash flow reports of the Borrower and the Guarantors on a consolidated basis and as of the close of such fiscal quarter and the results of their operations during such fiscal period and the then elapsed portion of the fiscal year pursuant to Section 5.01(d);

        (ii) weekly reports reflecting the Borrower's collected cash balances and cash equivalents as of Friday of the immediately preceding week pursuant to Section 5.01(e);

        (iii) annual updates for the period through the Maturity Date of the forecast delivered to the Agent and the Banks as a condition to the initial extensions of credit under the Credit Agreement pursuant to
        Section 5.01(h);

        (iv) notices of the sale or other disposition (or casualty loss) of any of the assets included in the PP & E Component with an aggregate book value of in excess of $5,000,000 pursuant to Section 5.01(q); or

        (v) Borrowing Base Certificates and other supporting documentation and additional reports with respect to the Borrowing Base pursuant to
        Section 5.07.

                  9. This Amendment shall not become effective (the "Effective Date") until (i) the date on which this Amendment shall have been executed by the Borrower, the Guarantors, the Banks


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and the Agent, and the Agent shall have received evidence satisfactory to it of such execution, (ii) the Bankruptcy Court shall have entered an order in form and substance satisfactory to the Agent authorizing the terms of this Amendment and the payment by the Borrower to the Agent, for its own account of an arrangement fee in the amount heretofore agreed upon by the Borrower and the Agent, and for the respective account of each Bank that will have a Commitment from and after the Effective Date, an amendment fee in an amount equal to 1/10 of 1% of the Commitment of such Bank as reduced, and (iii) such arrangement fee set forth in clause (ii) above shall have been paid in cash to the Agent for its own account, and such amendment fee set forth in clause (ii) above shall have been paid in cash to the Agent for its own account and the accounts of the Banks referred to above.

                  10. If there are any Loans outstanding on the Effective Date, the Borrower will at that time (notwithstanding anything to the contrary contained in Sections 2.13(a) or 2.17 of the Credit Agreement) prepay all of such Loans in full, together with any accrued or unpaid interest hereon.

                  11. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

                  12. The Borrower agrees that its obligations set forth in
Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

                  13. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  14. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  15. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

                                         BORROWER:

                                         ARMSTRONG WORLD INDUSTRIES, INC.


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                               By: _______________________________
                                        Name:  Leonard A. Campanaro
                                        Title: Senior Vice President & Chief
                                               Financial Officer

                               By:  _______________________________
                                        Name:  Barry M. Sullivan
                                        Title: Vice President & Treasurer

                               GUARANTORS:

                               NITRAM LIQUIDATORS, INC.

                               By:  _______________________________
                                        Name:  Walter T. Gangl
                                        Title: Assistant Secretary

                               DESSEAUX CORPORATION OF NORTH AMERICA

                               By:  _______________________________
                                        Name:  Walter T. Gangl
                                        Title: President & Assistant Secretary

                               JPMORGAN CHASE BANK,
                                Individually and as Agent

                               By:  _______________________________
                                        Name:
                                        Title:


                               BANK OF AMERICA, N.A.

                               By:  _______________________________
                                        Name:
                                        Title:

                               GMAC COMMERCIAL CREDIT LLC

                               By:  _______________________________
                                        Name:
                                        Title:


                               BARCLAYS BANK PLC

                               By:  _______________________________
                                        Name:
                                        Title:


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                                     ANNEX A
                                       to
                     REVOLVING CREDIT AND GUARANTY AGREEMENT

                    Dated as of December 6, 2000 (as amended)



                                          Commitment             Commitment
Bank                                        Amount               Percentage
                                            ------               ----------
JPMorgan Chase Bank

270 Park Avenue                          $25,000,000               33.3333%
New York, New York 10017
Attn:    Ms. Kelly Shield

Bank of America, N.A.                    $25,000,000               33.3333%
231 South LaSalle Street
16th Floor
Chicago, Illinois 60604
Attn:    Mr. Jeffrey J. Podwika

Barclays Bank PLC                        $25,000,000               33.3333%
222 Broadway
New York, New York 10038
Attn:    Mr. Mark Manski


Total                                    $75,000,000              100.0000%
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